UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 22, 2023 (May 18, 2023)

TEO FOODS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-226801	47-1209532
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Blvd. Insurgentes 19801 unit. 4B, Tijuana, BC		22225
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	614-758-1973

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant's Certifying Accountant

Previous independent registered public accounting firm

On May 22, 2023, Teo Foods, Inc. (the “Company”) notified Accell Audit and Compliance, P.A. (“Accell”) that it had engaged BF Borgers CPA PC (“Borgers”) as its independent registered public accountants.

Accell was engaged by the Company on March 21, 2019.

During the period March 21, 2019 and through May 22, 2023, the Company has not had any disagreements with Accell on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Accell’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the period March 21, 2019 and through May 22, 2023, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Accell with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Accell is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On May 18, 2023 (the “Engagement Date”), the Company engaged BF Borgers CPA PC (“BFB”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023. The engagement of BFB has been approved by the Audit Committee of the Company's Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with BFB regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that BFB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
16.1	Letter from Accell Audit and Compliance, P.A.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEO Foods Inc.

Date: May 22, 2023	By:	/s/ Jeffrey H. Mackay
	Name:	Jeffrey H. Mackay
	Title:	Chief Executive Officer